Putnam
Utilities
Growth and
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02


[GRAPHIC OMITTED: RULER]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We wish this report to shareholders of Putnam Utilities Growth and Income Fund carried more positive results for the fiscal year ended October 31, 2002. However, it is of some comfort to note that despite negative returns on an absolute basis in the challenging stock market environment that continues to bedevil investors, on a relative basis, your fund outperformed its benchmark at net asset value and came in only slightly below the Lipper average for its peer group. You will find the details on page 10.

This is also an appropriate time to counsel patience. History has shown again and again that long-term investors who persevere through good times and bad can benefit from bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not abandon their long-term perspective.

In any case, it is never easy to report investment losses. In the following report, the fund's management team discusses performance during the fiscal year just ended and offers its views of prospects for the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
December 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Utilities Team

The confluence of several factors made the fiscal year ended October 31, 2002, a difficult period for utilities investors. Amid sputtering economic growth and a severe decline in the broader stock market, Putnam Utilities Growth and Income Fund was further challenged by problems that were unique to the utilities and communications sectors -- the two areas of the economy in which the fund's holdings are concentrated. Among other difficulties, discussed in greater detail below, both sectors are plagued by overcapacity, which severely limits pricing power, cutting into the profitability and, in some cases, the viability of many enterprises in these sectors.

Despite being down sharply on an absolute basis, the fund outperformed its benchmark, the Standard & Poor's Utilities Index. The fund's results versus this stock-based benchmark benefited from its modest bond allocation. Bonds issued by utilities and telecom concerns also had a challenging year. Nevertheless, bond performance in these sectors vastly outpaced equity results, contributing to overall performance. The fund's bond exposure is also an important component of its dividend-paying strategy. However, because of significant declines in bond yields and the fund's increasing emphasis on securities selected for their total return potential, the fund's dividend was reduced during the period.

Total return for 12 months ended 10/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -27.73%  -31.87%  -28.35%  -31.85%  -28.37%  -29.07%  -28.16%  -30.70%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 10.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities           57.9%

Telecommunications           20.6%

Regional Bells                9.6%

Natural gas utilities         5.9%

Water utilities               1.8%

Footnote reads:
*Based on net assets as of 10/31/02. Holdings will vary over time.


The fund's return was below the average for utilities funds tracked by Lipper for this period. This was primarily due to the management team's focus on stocks of integrated electric utilities companies with attractive valuations in a market that favored stocks of financially strong, regulated companies. We are optimistic that the problems that have troubled the utilities sector over the past two years are peaking and we believe our long-term valuation-based strategy should serve investors well over a full market cycle. Details about fund performance can be found on page 10.

* STOCKS DECLINE BROADLY IN DIFFICULT MARKET

At the start of the fiscal period, the capital markets were just beginning to recover from the aftermath of the September 11 tragedy. Stocks, which had plunged in value immediately after the attacks, were beginning to rise while high-quality bonds, which initially had soared in value in a flight to quality, were stabilizing. Economists, who generally had been concerned about the prospect for a recession, decided that the crisis made this prospect a certainty. At the same time, many of them also thought that the recovery from this recession would be more dramatic once it kicked in, given that the economy had been pushed to artificial lows. Therefore, when corporate earnings reports began to turn positive in November 2001, investors bid up stock prices significantly, anticipating that an economic recovery would materialize in the first half of 2002, bringing with it rising earnings. Simultaneously, expectations of increasing economic growth raised the specter of higher inflation and rising interest rates, causing bond yields to rise and cutting bond returns.

Fund Profile

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities, such as natural gas, electric, and communications services companies. It may be suitable for investors who want a long-term investment that can offer both income and growth potential.

Through the first quarter of 2002, a stream of improving economic indicators sustained stock investors' hopes for improving earnings and bond investors' expectations for rising growth and the likelihood of higher interest rates. Then, spurred by accounting irregularities at several large U.S. companies, growing tensions in the Middle East and the Indian subcontinent, and lingering overvaluation from the last bull market, investor confidence in future economic growth seemed to crumble almost as abruptly as it had been restored. Stock prices fell significantly through the end of the third quarter while bond yields, which were already low, defied expectations and fell even further, pushing up bond prices.

These trends reversed modestly in the final month of the fund's fiscal year, as investors determined that stock valuations were compelling, fueling an October rally. Bond yields rose modestly as investors responded to the prospect of higher inflation that sometimes accompanies renewed economic growth. In addition, bond investors believed that further interest-rate declines were unlikely, given the 40-year lows registered in September.

* ELECTRIC UTILITIES INDUSTRY FACED MANY CHALLENGES

Against this already difficult market backdrop, Putnam Utilities Growth and Income Fund was further challenged by problems in the electric utilities sector, which represents the fund's largest industry exposure. Electric utilities companies continued to suffer from excess capacity. Over the course of the past year, this drove down wholesale power prices even further than most analysts had expected, significantly impairing profits and driving down stock prices. The impact was more than we had anticipated, not only in the independent power producer and energy trading sectors, but also among integrated utilities companies with generating and trading subsidiaries -- an area of emphasis for the fund.

The situation was further complicated by the fact that much of the over-investment was financed by debt, which stretched the balance sheets of many of the owners of this capacity. Partially in reaction to their misjudgments related to the California utilities and Enron, the ratings agencies have taken an unusually tough stance toward the industry, particularly toward the power generation and trading sectors. Companies with large amounts of debt were downgraded repeatedly and to levels below what they had expected. Many companies, which had fallen to below-investment-grade status or were in danger of doing so, faced a liquidity squeeze and were forced to sell securities (including equity) and assets at distressed prices, hurting existing shareholders and bondholders.

"We intend to stick to our strategy of emphasizing integrated electric utilities because we believe this market segment offers the best risk/reward profile over the long term."

-- Michael Yogg, Portfolio Leader Putnam Utilities Growth and Income Fund

The problem was compounded by allegations that some managers, in response to financial pressures, had falsified trading records, pricing survey data, and financial results to mask serious problems. This undercut companies' ability to raise money. One portfolio holding, Reliant Energy, Inc. (now called CenterPoint Energy), for example, called back a bond issue after it was forced to admit that traders manufactured "wash trades" to boost reported revenues.

Slowing momentum on deregulation was another challenge faced by companies that had viewed it as a growth-creating force. Spurred by the problems in California and at Enron, many state regulators stalled, and in a few cases reversed, movement toward deregulation. Stocks of companies that were well positioned to benefit from deregulation, such as Entergy, have been hurt by this reversal.

All of these developments contributed to poor performance for the sector, which, over the course of the past fiscal year, was worse than that of the overall market. This experience has been particularly vexing for experienced investors in utilities because, historically, the utilities sector has outperformed in down markets.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 EQUITY HOLDINGS

Duke Energy Corp.
Electric utilities

Vodafone Group PLC
(United Kingdom)
Telecommunications

Verizon Communications, Inc.
Regional Bells

Entergy Corp.
Electric utilities

Exelon Corp.
Electric utilities

PG&E Corp.
Electric utilities

FPL Group, Inc.
Electric utilities

Dominion Resources, Inc.
Electric utilities

Edison International
Electric utilities

SBC Communications, Inc.
Regional Bells

Footnote reads:
These holdings represent 36.8% of the fund's net assets as of 10/31/02. Portfolio holdings will vary over time.


While the fund was certainly not immune from the broader decline registered in the utilities sector, it did benefit on a relative basis from avoiding or minimizing exposure to the most troubled traders and independent power producers, including high- profile names such as Enron Corporation, Calpine Corporation, and Williams Companies, Inc. These companies were most vulnerable to the market's preference for safe, regulated businesses. Although integrated or hybrid companies (those with both regulated and unregulated components) fared better than traders and independent power producers, their stock prices were hurt by their generation and/or trading subsidiaries. The fund's emphasis on integrated companies such as CenterPoint Energy, Duke Energy Corp., Edison International, and PG&E Corp., detracted from results even though the largest businesses of these holdings are regulated.

* NEGATIVE SENTIMENT CREATES OPPORTUNITY  IN UTILITIES GOING FORWARD

The fund's management team is encouraged by opportunities currently available in the electric utilities sector -- the seeds of which may have been sown by the past year's disappointments. Sentiment in the sector is so negative that many stocks are selling at levels below the book value of the regulated utility assets. These assets historically have earned a regulated return of about 10% on equity, and the companies are entitled to recover all legitimate costs associated with these assets. We believe that this is a classic case of mis-valuation, caused by the rating agencies' overreaction and a genuine liquidity squeeze. It might not correct itself right away, but we believe it will do so over time. Already we have seen cases in which companies that were forced to issue stock to raise cash have emerged from their offering with a stronger-than-expected stock price. Dominion Resources, an integrated electric utility company owned by the fund, represented one such case.

While we expect that capacity will continue to grow for another year, we believe that power prices may have now bottomed, because in many cases they barely cover cash costs. No matter how much capacity is available, it seems unlikely that electric utilities will indefinitely elect to burn $28 worth of gas to produce $27 worth of electricity. In almost all regions of the country, the marginal price of gas will tend to put a floor under the price of electricity.

We plan to continue to hold large positions in the California utilities (Edison International and PG&E Corp.). Although their stocks have been hurt by problems at their independent power producer subsidiaries, we believe that regulated utility subsidiaries should recover and that the stocks of their parent companies are currently selling below the value of the utilities alone.

Duke Energy remains a large holding, though not a large overweighting relative to the benchmark index. Their merchant generation and trading have been less profitable than expected. In addition, the company's trading in California, where some participants have admitted to manipulating the market, may yet prove embarrassing. Nevertheless, we believe that Duke Energy's strength across a broad array of businesses and its currently high dividend yield (at the time of printing, nearly 6%) make the stock an attractive holding.

CenterPoint Energy is another attractive, undervalued stock in our opinion. It owns a regulated franchise that is stable operationally but, due to the mechanics of the spinoff of Reliant Resources, it has been caught short of equity and cash in the midst of a liquidity squeeze.

Looking over the past year's results, it appears that a focus on financial strength and stable, regulated businesses might have served the fund better than its strategy of overweighting hybrid companies with both regulated and unregulated franchises. We favored stocks with attractive valuations while the market paid for safety. However, in our opinion, the market may have paid too much for safety. We intend to stick to our strategy, especially given our estimation that we have reached a bottom in the relative performance of the stocks we favor. Many of these companies, notably the two large California utilities, sell for less than the value of their regulated franchises alone -- others for only slightly more -- making them highly attractive to us from a valuation standpoint.

* TELECOM STRATEGY REMAINS DEFENSIVE

Ongoing troubles in the telecommunications sector, which continues to struggle to recover from global overcapacity and a corresponding lack of pricing power, also detracted from the fund's absolute results during the period. The management team's defensive global telecom strategy served the fund well during the challenging environment of the past fiscal year and we intend to maintain that strategy going forward.

Our global telecom strategy is sensitive to the type of equipment (fixed line versus wireless) and to the regulatory environment in each country. Among fixed-line companies in the United States we favored BellSouth Corp. and Verizon Communications, Inc., two of the regional Bells that we think remain well positioned in the highly competitive long distance and local voice and data markets. They are characterized by expanding cash flows and secure dividends. Verizon has the added advantage of owning the largest and best-positioned wireless operation in the United States, Verizon Wireless, while we believe that BellSouth is the most ideally positioned from a regulatory standpoint.

Korea Telecom Corp. (KT Corp.) and Telefonos de Mexico (Telmex) are among the integrated (fixed and wireless) companies in emerging markets that we believe offer the most attractive opportunities given their dominant market position and the highly favorable regulatory environment in each of these countries, which enables them to generate a high cash flow. Telecom Italia and Swisscom are two favorites among the fund's holdings in the European telecommunications industry.

The fund also benefited from our strategy of emphasizing wireless market leaders with a strong cash flow and a demonstrated record of reinvesting in their business to maintain their leadership position. One of the tenets behind this strategy is our belief that consolidation is inevitable in an environment where the weaker players are not earning their cost of capital. Wireless substitution from fixed line also remains a global theme that we are closely monitoring. British-based Vodafone Group PLC, which is ranked either first or second in every market in which it competes, remains overweighted as this market leader continues to grow its cash flow. Likewise, the world's largest cellular telephone company, Japan-based NTT DoCoMo, remains a focus. In addition to the local strength of the Japanese wireless market, NTT DoCoMo is a global leader in data services. Our strategy of either avoiding or underweighting competitively disadvantaged U.S. wireless companies, such as Qwest Communications and WorldCom, benefited performance.

* OUTLOOK FOR MODEST EQUITY RETURNS

Our economists have reined in their forecasts for U.S. economic growth in 2003 but still do not foresee a "double-dip" recession. The 1/2% interest-rate cut by the Federal Reserve Board shortly after the end of the period should help to reduce borrowing costs for companies, which may help to ease the liquidity squeeze being felt by some of the companies in the fund's portfolio.

We will adhere to our research-intensive, valuation-based investment discipline as we seek to identify securities in your fund's universe that are selling below their fair value, offer attractive dividend or coupon income, and fit the risk/reward profile of the fund's portfolio. We believe that the worst of the challenges for the utilities and telecommunications sectors are behind them. In the utilities sector, where we believe valuations are currently attractive, our analysis continues to see the long-term benefits of a focus on integrated electric utilities. In the telecommunications sector, we expect consolidation to remain a strong theme as the global marketplace works off excess capacity. Therefore, we will continue to seek out market leaders with strong cash flows, competitive market positions, and favorable regulatory environments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02 there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Utilities Team. The members of the team are Michael Yogg (Portfolio Leader), Steven Balter (Portfolio Member), James Prusko (Portfolio Member), and William Landes.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A        Class B         Class C         Class M
(inception dates)  (11/19/90)      (4/27/92)       (7/26/99)       (3/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -27.73% -31.87% -28.35% -31.85% -28.37% -29.07% -28.16% -30.70%
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5 years        -16.87  -21.63  -19.93  -21.00  -20.04  -20.04  -18.90  -21.72
Annual average  -3.63   -4.76   -4.35   -4.60   -4.37   -4.37   -4.10   -4.78
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10 years        55.57   46.68   44.29   44.29   44.11   44.11   48.22   43.02
Annual average   4.52    3.90    3.73    3.73    3.72    3.72    4.01    3.64
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Annual average
(life of fund)   5.52    4.99    4.73    4.73    4.72    4.72    5.00    4.68
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                      Standard & Poor's    Consumer
                                      Utilities Index     price index
------------------------------------------------------------------------------
1 year                                   -36.36%             2.08%
------------------------------------------------------------------------------
5 years                                  -13.56             12.26
Annual average                            -2.87              2.34
------------------------------------------------------------------------------
10 years                                  34.23             27.95
Annual average                             2.99              2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                             4.97              2.59
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/92

               Fund's class A     Standard & Poor's     Consumer price
Date           shares at POP      Utilities Index          index

10/31/92           9,425              10,000              10,000
10/31/93          11,352              12,135              10,275
10/31/94          10,523              10,180              10,543
10/31/95          12,702              12,741              10,839
10/31/96          14,807              14,216              11,164
10/31/97          17,643              15,528              11,396
10/31/98          21,358              19,722              11,559
10/31/99          23,385              20,036              11,855
10/31/00          25,498              27,222              12,264
10/31/01          20,297              21,093              12,525
10/31/02         $14,668             $13,423             $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $14,429 and $14,411, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,822 ($14,302 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

                     Class A         Class B         Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                4               4              4            4
------------------------------------------------------------------------------
Income               $0.2197         $0.1600        $0.1582      $0.1781
------------------------------------------------------------------------------
Return of capital*    0.0233          0.0170         0.0168       0.0189
------------------------------------------------------------------------------
Capital gains          --               --            --            --
------------------------------------------------------------------------------
  Total              $0.2430         $0.1770        $0.1750      $0.1970
------------------------------------------------------------------------------
Share value:      NAV     POP          NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01         $9.56  $10.14        $9.51         $9.51     $9.55   $9.90
------------------------------------------------------------------------------
10/31/02          6.71    7.12         6.67          6.67      6.70    6.94
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            3.28%   3.09%        2.46%         2.40%     2.75%   2.65%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           3.98    3.75         3.26          3.28      3.50    3.38
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

* See page 35.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)  (11/19/90)      (4/27/92)       (7/26/99)        (3/1/95)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year         -32.23% -36.13% -32.83% -36.12% -32.75% -33.41% -32.57% -34.95%
------------------------------------------------------------------------------
5 years        -19.84  -24.44  -22.93  -23.96  -22.86  -22.86  -21.87  -24.59
Annual average  -4.33   -5.45   -5.08   -5.33   -5.06   -5.06   -4.82   -5.49
------------------------------------------------------------------------------
10 years        47.92   39.44   37.16   37.16   37.16   37.16   40.80   35.93
Annual average   3.99    3.38    3.21    3.21    3.21    3.21    3.48    3.12
------------------------------------------------------------------------------
Annual average
(life of fund)   5.23    4.71    4.44    4.44    4.44    4.44    4.72    4.40
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged index of common stock issued by utilities companies. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2002




THE FUND'S PORTFOLIO
October 31, 2002

COMMON STOCKS (81.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Combined Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            305,200 United Utilities                                                                     $2,821,758

Communications Equipment (0.2%)
-------------------------------------------------------------------------------------------------------------------
             61,200 BCE, Inc. (Canada)                                                                    1,055,577

Electric Utilities (47.8%)
-------------------------------------------------------------------------------------------------------------------
            212,100 Allegheny Energy, Inc.                                                                1,208,970
             99,100 Alliant Energy Corp.                                                                  1,587,582
            108,900 Ameren Corp.                                                                          4,399,560
            376,600 American Electric Power Co., Inc.                                                     9,656,024
          1,055,821 Aquila, Inc.                                                                          3,906,538
          1,334,400 CenterPoint Energy, Inc.                                                              9,447,552
            199,900 Consolidated Edison, Inc.                                                             8,509,743
            369,300 Dominion Resources, Inc.                                                             17,726,400
            152,589 DTE Energy Co.                                                                        6,880,238
          1,316,000 Duke Energy Corp.                                                                    26,964,840
          1,716,400 Edison International (NON)                                                           17,249,820
             14,100 Electrabel SA (Belgium)                                                               3,276,508
            908,924 Electricidade de Portugal SA (Portugal)                                               1,385,886
            225,200 Energy East Corp.                                                                     4,796,760
            553,700 Entergy Corp.                                                                        24,412,633
            412,387 Exelon Corp.                                                                         20,784,305
            413,500 FirstEnergy Corp.                                                                    13,418,075
            337,500 FPL Group, Inc.                                                                      19,905,750
            116,961 Iberdrola SA (Spain)                                                                  1,389,637
          1,895,734 PG&E Corp. (NON)                                                                     20,568,714
            127,200 Pinnacle West Capital Corp.                                                           3,625,200
            338,700 Progress Energy, Inc.                                                                14,130,564
            184,500 Public Power Corp. 144A (NON)                                                         2,506,280
             88,000 Public Service Enterprise Group, Inc.                                                 2,521,200
          1,635,500 Sierra Pacific Resources (NON)                                                        9,780,290
            442,300 Southern Co. (The)                                                                   13,136,310
             96,200 Teco Energy, Inc.                                                                     1,423,760
            418,600 TXU Corp.                                                                             6,006,910
            849,630 XCEL Energy, Inc.                                                                     8,836,152
                                                                                                      -------------
                                                                                                        279,442,201

Natural Gas Utilities (4.0%)
-------------------------------------------------------------------------------------------------------------------
            793,973 El Paso Corp.                                                                         6,153,291
             98,200 KeySpan Corp.                                                                         3,587,246
            192,682 Kinder Morgan Management, LLC (NON)                                                   5,728,422
                148 Kinder Morgan, Inc.                                                                       5,418
            289,052 NiSource, Inc.                                                                        4,775,139
             54,500 Piedmont Natural Gas Co., Inc.                                                        1,948,920
             46,200 South Jersey Industries, Inc.                                                         1,475,166
                                                                                                      -------------
                                                                                                         23,673,602

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,052,311 Reliant Resources, Inc. (NON)                                                         1,978,345

Regional Bells (9.4%)
-------------------------------------------------------------------------------------------------------------------
            545,000 BellSouth Corp.                                                                      14,251,750
            614,791 SBC Communications, Inc. (SEG)                                                       15,775,537
            654,100 Verizon Communications, Inc.                                                         24,698,816
                                                                                                      -------------
                                                                                                         54,726,103

Telecommunications (18.2%)
-------------------------------------------------------------------------------------------------------------------
             65,300 ALLTEL Corp.                                                                          3,246,063
             28,300 America Movil SA de CV ADR Ser. L (Mexico)                                              380,352
            820,000 AT&T Corp.                                                                           10,692,800
             73,500 AT&T Wireless Services, Inc. (NON)                                                      504,945
            597,949 BT Group PLC (United Kingdom) (NON)                                                   1,697,808
             99,100 CenturyTel, Inc.                                                                      2,807,503
            408,500 China Mobile, Ltd. (Hong Kong) (NON)                                                  1,003,036
            261,200 Citizens Communications Co. (NON)                                                     2,173,184
            474,400 Deutsche Telekom AG (Germany)                                                         5,443,863
                338 Japan Telecom Co., Ltd. (Japan)                                                         888,602
             95,580 KT Corp. (South Korea)                                                                3,947,187
              4,143 NTT DoCoMo, Inc. (Japan)                                                              7,644,660
            282,231 Orange SA (France) (NON)                                                              1,584,407
            860,295 Portugal Telecom SGPS SA ADR (Portugal)                                               4,998,314
             27,350 SK Telecom Co., Ltd. (South Korea)                                                    5,052,340
              3,144 Swisscom AG (Switzerland)                                                               935,296
            105,556 TDC A/S (Denmark)                                                                     2,279,098
            781,687 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      1,922,689
            127,239 Telecom Corp. of New Zealand, Ltd. 144A (New Zealand)                                   312,965
          1,085,050 Telecom Italia Mobile SpA (Italy)                                                     5,049,248
            942,500 Telecom Italia SpA (Italy)                                                            7,484,017
            877,084 Telefonica SA (Spain) (NON)                                                           8,319,280
             36,700 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                            1,119,350
         16,671,022 Vodafone Group PLC (United Kingdom)                                                  26,797,351
                                                                                                      -------------
                                                                                                        106,284,358

Water Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
            345,500 Philadelphia Suburban Corp.                                                           7,424,795
                                                                                                      -------------
                    Total Common Stocks (cost $600,391,140)                                            $477,406,739

CORPORATE BONDS AND NOTES (17.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Electric Utilities (10.1%)
-------------------------------------------------------------------------------------------------------------------
           $950,000 Alabama Power Co. notes 5 1/2s, 2017                                                   $958,687
          2,370,000 AmerenEnergy Generating Co. sr. notes Ser. C, 7 3/4s, 2005                            2,603,024
          3,000,000 Arizona Public Service Co. notes 6 1/4s, 2005                                         3,145,500
          2,800,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   2,030,000
          1,055,000 CMS Panhandle Holding Corp. sr. notes 6 1/8s, 2004                                      997,059
          1,500,000 Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                          1,645,500
            950,000 Consolidated Edison Company of New York debs. Ser. B, 7.15s, 2009                     1,080,644
          2,340,000 Dominion Resources, Inc. sr. notes 8 1/8s, 2010                                       2,615,512
          2,820,000 DPL, Inc. bonds 8 1/8s, 2031                                                          2,828,869
          2,975,000 Duquesne Light Co. 1st mtge. Ser. O, 6.7s, 2012                                       3,260,408
          1,935,000 Exelon Corp. sr. notes 6 3/4s, 2011                                                   2,068,612
          2,370,000 FirstEnergy Corp. notes Ser. B, 6.45s, 2011                                           2,207,063
          1,180,000 Florida Power & Light Co. 1st mtge. 6 7/8s, 2005                                      1,307,932
          1,805,000 Kansas Gas & Electric debs. 8.29s, 2016                                               1,602,371
          2,350,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     587,500
          2,830,000 New Century Energies, Inc. coll. trust 6 3/8s, 2005                                   2,795,672
          2,450,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             2,821,763
          1,880,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  1,854,000
            270,000 Northern States Power Co. 144A 1st mtge. 8s, 2012                                       288,668
          3,000,000 Northwestern Corp. notes 8 3/4s, 2012                                                 2,250,000
          1,610,000 Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                1,577,533
            605,000 Pepco Holdings, Inc. 144A notes 5 1/2s, 2007                                            611,607
          2,750,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                  2,117,500
          1,600,000 Progress Energy, Inc. sr. notes 6.05s, 2007                                           1,625,088
            935,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                        984,844
          3,500,000 Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                          3,122,245
          2,725,000 Southern Investments Service Co. sr. notes 6.8s, 2006
                    (United Kingdom)                                                                      2,919,620
          1,760,000 Tampa Electric Co. notes 6 7/8s, 2012                                                 1,723,832
          3,109,874 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                3,336,335
          2,000,000 Western Resources, Inc. sr. notes 6 7/8s, 2004                                        1,824,980
                                                                                                      -------------
                                                                                                         58,792,368

Natural Gas Utilities (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Columbia Energy Group notes Ser. E, 7.32s, 2010                                       3,377,920
            640,000 KN Capital Trust III company guaranty 7.63s, 2028                                       614,041
            600,000 Nisource Capital Markets, Inc. notes Ser. MTN, 7.69s, 2005                              602,712
          1,425,000 ONEOK, Inc. sr. notes 7 1/8s, 2011                                                    1,524,764
            990,000 Southern California Gas Co. 1st mtge. 4.8s, 2012                                        967,089
          3,500,000 Southwest Gas Corp. debs. 7 1/2s, 2006                                                3,710,490
                                                                                                      -------------
                                                                                                         10,797,016

Oil & Gas (1.1%)
-------------------------------------------------------------------------------------------------------------------
            495,000 Canadian Natural Resources, Ltd. sr. notes 5.45s, 2012 (Canada)                         502,930
            110,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                                 126,268
            380,000 Devon Financing Corp. ULC company guaranty 6 7/8s, 2011                                 421,675
          2,500,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    2,690,800
          1,670,000 Midamerican Energy Holdings Co. 144A sr. notes 4 5/8s, 2007                           1,653,589
             90,000 Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                                        89,384
          1,120,000 Union Oil Company of California company guaranty 5.05s, 2012                          1,101,072
                                                                                                      -------------
                                                                                                          6,585,718

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    384,000
            445,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    449,450
          1,246,921 Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                          1,137,865
                                                                                                      -------------
                                                                                                          1,971,315

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,190,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       1,279,119

Telecommunications (2.4%)
-------------------------------------------------------------------------------------------------------------------
            150,000 AT&T Corp. sr. notes FRN 7.3s, 2011                                                     146,970
          2,340,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,024,100
          1,575,000 British Telecommunications PLC notes 8 3/8s, 2010
                    (United Kingdom)                                                                      1,842,105
          4,000,000 Century Telephone Enterprises, Inc. debs. Ser. G, 6 7/8s, 2028                        3,751,920
          1,755,000 Citizens Communications Co. notes 9 1/4s, 2011                                        1,825,200
            270,000 Deutsche Telekom International Finance BV bonds 8s,
                    2010 (Netherlands)                                                                      300,585
          1,550,000 Deutsche Telekom International Finance BV company guaranty
                    FRN 8 3/4s, 2030 (Netherlands)                                                        1,647,417
          2,340,000 France Telecom notes 7 3/4s, 2011 (France)                                            2,557,666
                                                                                                      -------------
                                                                                                         14,095,963

Telephone (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 New England Telephone & Telegraph Co. debs. 7 7/8s, 2029                              5,214,800

Water Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Pennsylvania-American Water Co. 144A mtge. 7.8s, 2026                                 2,744,475
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $105,667,371)                                $101,480,774

PREFERRED STOCKS (0.4%) (a) (cost $2,500,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              2,500 Centaur Funding Corp. 144A Ser. B, 9.08% pfd. (Cayman Islands)                       $2,098,775
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.2%) (a) (cost $1,057,852)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $890,000 Federal National Mortgage Association Pass-Through
                    Certificates 7 1/4s, January 15, 2010                                                $1,067,920

COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $96,760 Bear Stearns Commercial Mortgage Securitization Corp.
                    Ser. 99-WF2, Class A1, 6.8s, 2008                                                      $105,952
            139,856 Chase Manhattan Bank-First Union National Ser. 99-1,
                    Class A1, 7.134s, 2007                                                                  154,037
            376,049 LB-UBS Commercial Mortgage Trust Ser. 00-C4, Class A1,
                    7.18s, 2009                                                                             420,402
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $676,265)                              $680,391

SHORT-TERM INVESTMENTS (2.6%) (a) (cost $15,332,553)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $15,342,788 Short-term investments held as collateral for loaned securities with yields ranging from 1.72% to 1.99% and due dates
                    ranging from November 1, 2002 to December 23, 2002 (d)                              $15,332,553
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $725,625,181)                                              $598,067,152
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $584,344,752.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2002.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at October 31, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2002
(aggregate face value $11,809,780)
                                                                   Unrealized
                                    Aggregate Face    Delivery    Appreciation/
                      Market Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $1,406,644      $1,400,462    12/18/02          $6,182
British Pounds           2,333,761       2,297,556    12/18/02          36,205
Euro                     1,696,564       1,694,026    12/18/02           2,538
Hong Kong Dollar         2,343,727       2,344,343    12/18/02            (616)
Japanese Yen             3,939,284       4,073,393    12/18/02        (134,109)
------------------------------------------------------------------------------
                                                                      $(89,800)
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at October 31, 2002
(aggregate face value $19,265,243)
                                                                    Unrealized
                            Market  Aggregate Face    Delivery    Appreciation/
                             Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
Euro                    $9,958,051      $9,958,671    12/18/02            $620
Danish Krone             2,641,729       2,643,634    12/18/02           1,905
British Pounds           3,435,122       3,416,072    12/18/02         (19,050)
Mexican Peso             1,672,479       1,676,446    12/18/02           3,967
New Zealand Dollar       1,629,634       1,570,420    12/18/02         (59,214)
------------------------------------------------------------------------------
                                                                      $(71,772)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2002

                                                                    Unrealized
                                    Aggregate Face  Expiration    Appreciation/
                      Market Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Note
5 yr (Short)            $1,478,547      $1,477,679      Dec-02           $(868)
U.S. Treasury Note
10 yr (Short)            2,867,969       2,875,675      Dec-02           7,706
------------------------------------------------------------------------------
                                                                        $6,838
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $14,995,266 of securities
on loan (identified cost $725,625,181) (Note 1)                                $598,067,152
-------------------------------------------------------------------------------------------
Cash                                                                                153,570
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         3,622,522
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              241,426
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      816,982
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                              51,417
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                             6,720
-------------------------------------------------------------------------------------------
Total assets                                                                    602,959,789

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                14,781
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    281,312
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,254,747
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,054,766
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          102,190
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       117,080
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,380
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              189,786
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                212,989
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               15,332,553
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               53,453
-------------------------------------------------------------------------------------------
Total liabilities                                                                18,615,037
-------------------------------------------------------------------------------------------
Net assets                                                                     $584,344,752

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $881,123,833
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        122,988
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (169,202,784)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (127,699,285)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $584,344,752

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($469,497,192 divided by 70,021,069 shares)                                           $6.71
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.71)*                                $7.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($107,157,836 divided by 16,072,019 shares)**                                         $6.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,331,571 divided by 499,264 shares)**                                              $6.67
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,358,153 divided by 650,882 shares)                                                $6.70
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.70)*                                $6.94
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On Sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $259,609)                                      $23,751,422
-------------------------------------------------------------------------------------------
Interest                                                                          8,365,938
-------------------------------------------------------------------------------------------
Securities lending                                                                  138,244
-------------------------------------------------------------------------------------------
Total investment income                                                          32,255,604

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,649,355
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,212,485
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    41,807
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     15,649
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,711,344
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,645,686
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                48,918
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                49,160
-------------------------------------------------------------------------------------------
Other                                                                               571,022
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,945,426
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (286,983)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,658,443
-------------------------------------------------------------------------------------------
Net investment income                                                            21,597,161
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (164,832,215)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     236,935
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (220,765)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                         (171,478)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                (121,476,197)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (286,463,720)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(264,866,559)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended October 31
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $21,597,161           $26,376,063
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (164,816,045)           (2,817,083)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                    (121,647,675)         (312,751,850)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (264,866,559)         (289,192,870)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (17,845,811)          (21,639,632)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,176,354)           (4,332,241)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (92,301)              (89,767)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (138,941)             (197,147)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                                     --          (124,651,081)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (37,476,212)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (624,695)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,473,880)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                             (1,896,919)           (3,768,411)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (337,630)             (754,434)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (9,811)              (15,632)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (14,769)              (34,332)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (201,791,213)           76,862,461
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (490,170,308)         (407,387,873)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,074,515,060         1,481,902,933
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $122,988 and $17,263, respectively)                               $584,344,752        $1,074,515,060
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                 Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.56       $13.86       $14.06       $13.62       $12.49
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .23          .25          .36          .39          .37
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.84)       (2.73)         .75          .87         2.14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.61)       (2.48)        1.11         1.26         2.51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.25)        (.38)        (.39)        (.38)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)        (.93)        (.43)       (1.00)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.02)        (.04)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.24)       (1.82)       (1.31)        (.82)       (1.38)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.71        $9.56       $13.86       $14.06       $13.62
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (27.73)      (20.40)        9.04         9.49        21.06
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $469,497     $846,231   $1,128,437   $1,000,789     $825,884
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.12         1.05         1.01         1.00         1.05
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.68         2.14         2.78         2.80         2.87
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        91.91        29.42        17.58        23.64
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.51       $13.78       $13.98       $13.54       $12.42
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .16          .16          .26          .28          .28
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.82)       (2.70)         .74          .87         2.12
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.66)       (2.54)        1.00         1.15         2.40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.17)        (.27)        (.28)        (.28)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)        (.93)        (.43)       (1.00)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.02)        (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.18)       (1.73)       (1.20)        (.71)       (1.28)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.67        $9.51       $13.78       $13.98       $13.54
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.35)      (20.93)        8.19         8.69        20.19
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $107,158     $213,564     $335,411     $566,426     $706,220
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.80         1.76         1.75         1.80
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.92         1.39         2.06         2.06         2.13
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        91.91        29.42        17.58        23.64
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                        Year ended October 31        to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.51       $13.79       $14.04       $14.34
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .16          .16          .25          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.82)       (2.70)         .74         (.26)
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.66)       (2.54)         .99         (.19)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.18)        (.31)        (.11)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)        (.93)          --
----------------------------------------------------------------------------------------
From return of capital                  (.02)        (.03)          --           --
----------------------------------------------------------------------------------------
Total distributions                     (.18)       (1.74)       (1.24)        (.11)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.67        $9.51       $13.79       $14.04
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.37)      (20.93)        8.12        (1.33)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,332       $6,028       $4,734         $486
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.80         1.76          .47*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.93         1.38         1.94          .53*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        91.91        29.42        17.58
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.55       $13.83       $14.03       $13.60       $12.47
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .18          .19          .29          .32          .32
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.83)       (2.71)         .75          .86         2.13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.65)       (2.52)        1.04         1.18         2.45
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.20)        (.31)        (.32)        (.32)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)        (.93)        (.43)       (1.00)
-----------------------------------------------------------------------------------------------------
From return of capital                  (.02)        (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.20)       (1.76)       (1.24)        (.75)       (1.32)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.70        $9.55       $13.83       $14.03       $13.60
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.16)      (20.72)        8.49         8.87        20.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,358       $8,692      $13,320      $14,045      $13,828
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.62         1.55         1.51         1.50         1.55
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.17         1.64         2.28         2.30         2.40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        91.91        29.42        17.58        23.64
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2002, the value of securities loaned amounted to $14,995,266. The fund received cash collateral of $15,332,553 which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $166,677,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on October 31, 2010.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, and realized and unrealized gains and losses on certain futures contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $238,029 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $238,029.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                          $38,084,491
Unrealized depreciation                         (168,161,799)
                                          ------------------
Net unrealized depreciation                     (130,077,308)
Undistributed ordinary income                             --
Undistributed Gain                                        --
Capital Loss Carryforward                       (166,676,666)
Post October Loss                                         --
                                          ------------------

Cost for federal income
tax purposes                                    $728,144,460


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2002, the fund's expenses were reduced by $286,983 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,230 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $66,282 and $605 from the sale of class A and class M shares, respectively, and received $518,519 and $1,500 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $2,610 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $381,184,760 and $560,464,617, respectively. Purchases and sales of U.S. government obligations aggregated $1,510,608 and $1,522,319, respectively.


Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,179,092         $52,428,681
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,539,397          13,837,250
---------------------------------------------------------------------------
                                             7,718,489          66,265,931

Shares repurchased                         (26,174,107)       (213,238,251)
---------------------------------------------------------------------------
Net decrease                               (18,455,618)      $(146,972,320)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,094,531        $153,060,376
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            11,308,609         136,602,279
---------------------------------------------------------------------------
                                            24,403,140         289,662,655

Shares repurchased                         (17,367,765)       (199,680,508)
---------------------------------------------------------------------------
Net increase                                 7,035,375         $89,982,147
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,820,415         $24,052,687
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               274,368           2,460,936
---------------------------------------------------------------------------
                                             3,094,783          26,513,623

Shares repurchased                          (9,481,614)        (78,122,877)
---------------------------------------------------------------------------
Net decrease                                (6,386,831)       $(51,609,254)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,617,021         $78,894,401
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,113,417          37,513,748
---------------------------------------------------------------------------
                                             9,730,438         116,408,149

Shares repurchased                         (11,617,074)        132,655,912
---------------------------------------------------------------------------
Net decrease                                (1,886,636)       $(16,247,763)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    273,199          $2,377,216
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,784              69,849
---------------------------------------------------------------------------
                                               280,983           2,447,065

Shares repurchased                            (415,409)         (3,499,593)
---------------------------------------------------------------------------
Net decrease                                  (134,426)        $(1,052,528)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    472,992          $5,613,797
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,865             598,797
---------------------------------------------------------------------------
                                               522,857           6,212,594

Shares repurchased                            (232,436)         (2,673,539)
---------------------------------------------------------------------------
Net increase                                   290,421          $3,539,055
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     95,720            $782,640
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,297             110,075
---------------------------------------------------------------------------
                                               108,017             892,715

Shares repurchased                            (367,706)         (3,049,826)
---------------------------------------------------------------------------
Net decrease                                  (259,689)        $(2,157,111)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,596          $2,540,416
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               129,908           1,568,797
---------------------------------------------------------------------------
                                               338,504           4,109,213

Shares repurchased                            (391,169)         (4,520,191)
---------------------------------------------------------------------------
Net decrease                                   (52,665)          $(410,978)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)


The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The return of capital is partly due to foreign currency losses.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh &
  McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies.
  Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive
  Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as
  Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

William J. Landes                  Since 2002                    Managing Director, Putnam Management
(1/16/53), Vice President

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

William J. Landes
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN026-84076  840/884/869  12/02